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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                          COOPER DEVELOPMENT COMPANY
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            (Exact name of registrant as specified in its charter)



                                 May 22, 1996
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                 Date of Report (Date earliest event reported)



            Delaware                  1-11727              94-2876745
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(State or other juris-             (Commission          (I.R.S. Employer
diction of incorporation)          File Number)        Identification No.)



16160 Caputo Drive  Morgan Hill, California                   95037
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(Address of principal executive offices)                    (Zip Code)



                                (408) 779-8088
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             (Registrant's telephone number, including area code)


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Item 5.   Other Events.
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Note and Warrant Purchase Agreement.
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     The Company entered into a Note and Warrant Purchase Agreement (the
"Purchase Agreement") dated May 22, 1996 with Parker G. Montgomery, the Company's President and Chairman of the Board of Directors, and Theodore H. Kruttschnitt, a member of the Company's Board of Directors. The Purchase Agreement provides for the establishment of a $2,000,000 line of credit in favor of the Company. The line of credit can be drawn down by the Company in $500,000 increments. Amounts drawn down will be due on December 31, 2000 and will bear interest at the rate of 12% per annum, subject to obtaining a permit from the Commissioner of Corporations of the State of California. As consideration for the establishment of the line of credit, the Company has issued warrants to each of the lenders to purchase 285,714 shares of Common Stock of the Company. In addition, for each $1,000 borrowed by the Company from a lender under the line of credit, the Company has agreed to issue to such lender warrants to purchase an additional 286 shares of Common Stock. The exercise price of the warrants is $1.75 per share. The line of credit is secured by a pledge of all of the issued and outstanding stock of the Company's wholly owned subsidiary, Cabot Laboratories, Inc.

     The transactions covered by the Purchase Agreement were negotiated and approved by a Special Committee of the Board of Directors of the Company, with the assistance of an independent investment banker. The Company plans to use amounts drawn under the lines of credit to repay existing accounts payable and for working capital. As of May 22, 1996, the Company had drawn $1,000,000 under the line of credit and had issued warrants to purchase 428,714 shares of its Common Stock to each of Mr. Montgomery and Mr. Kruttschnitt.

Amendment to Stockholders Rights Agreement.
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     The Company adopted a Sixth Amendment to Rights Agreement dated as of May
22, 1996 to the Rights Agreement dated as of December 15, 1987, as amended as of July 31, 1991, as of November 27, 1991, as of December 3, 1992, as of November 1, 1993 and as of November 10, 1995 (collectively, the "Rights Agreement"), between the Company and the First National Bank of Boston, as Rights Agent. The amendment provides, in effect, that no person shall become an "Acquiring Person" for purposes of the Rights Agreement as a result of an acquisition of shares of Common Stock of the Company upon exercise of outstanding warrants issued by the Company pursuant to the Purchase Agreement.

     The foregoing summary of the amendment to the Rights Agreement is qualified in its entirety by reference to the

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Rights Agreement and the amendments thereto, each of which is attached as an exhibit hereto and incorporated by reference herein.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

     (a)  Exhibits

          1. Rights Agreement dated as of December 15, 1987 by and between the Company and The First National Bank of Boston. Incorporated by reference to Exhibit 4.1 to the Company's Current Report on Form 8-K dated December 15, 1987.

          2. First Amendment to Rights Agreement dated as of July 31, 1991 by and between the Company and The First National Bank of Boston. Incorporated by reference to Exhibit 4 to the Company's Current Report on Form 8-K dated August 1, 1991.

          3. Second Amendment to Rights Agreement dated as of November 27, 1991 by and between the Company and The First National Bank of Boston. Incorporated by reference to Exhibit 3 to the Company's Current Report on Form 8-K dated November 19, 1991.

          4. Third Amendment to Rights Agreement dated as of December 3, 1992 by and between the Company and The First National Bank of Boston.
     Incorporated by reference to Exhibit 4 to the Company's Current Report on Form 8-K dated December 3, 1992.

          5. Forth Amendment to Rights Agreement dated as of November 1, 1993 by and between the Company and The First National Bank of Boston.
     Incorporated by reference to Exhibit 5 to the Company's Current Report on Form 8-K dated October 15, 1993.

          6. Fifth Amendment to Rights Agreement dated as of November 10, 1995 by and between the Company and The First National Bank of Boston. Incorporated by reference to Exhibit 6 to the Company's Current Report on Form 8-K dated November 10, 1995.

          7. Sixth Amendment to Rights Agreement dated as of May 22, 1996 by and between the Company and The First National Bank of Boston.

          8. Note and Warrant Purchase Agreement dated as of May 22, 1996 by and between the Company, Theodore H. Kruttschnitt and Parker G. Montgomery.

                                      -3-
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          9. Security Agreement dated as of May 22, 1996 by and between the
     Company, Theodore H. Kruttschnitt and Parker G. Montgomery.

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                                   Signature
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   COOPER DEVELOPMENT COMPANY
                                          (Registrant)

Dated: June  , 1996                          By: MICHAEL J. BRADEN
                                                 ------------------
                                                 Michael J. Braden
                                     Signature   Vice President
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                               Index to Exhibits

     Document.                           Page.
     --------                            ----
          1. Rights Agreement dated as of December 15, 1987 by and between the Company and The First National Bank of Boston. *

          2. First Amendment to Rights Agreement dated as of July 31, 1991 by and between the Company and The First National Bank of Boston. *

          3. Second Amendment to Rights Agreement dated as of November 27, 1991 by and between the Company and The First National Bank of Boston. *

          4. Third Amendment to Rights Agreement dated as of December 3, 1992 by and between the Company and The First National Bank of Boston. *

          5. Forth Amendment to Rights Agreement dated as of November 1, 1993 by and between the Company and The First National Bank of Boston. *

          6. Fifth Amendment to Rights Agreement dated as of November 10, 1995 by and between the Company and The First National Bank of Boston. *

          7. Sixth Amendment to Rights Agreement dated as of May 22, 1996 by and between the Company and The First National Bank of Boston.

          8. Note and Warrant Purchase Agreement dated as of May 22, 1996 by and between the Company, Theodore H. Kruttschnitt and Parker G. Montgomery.

          9. Security Agreement dated as of May 22, 1996 by and between the Company, Theodore H. Kruttschnitt and Parker G. Montgomery.

     * Incorporated by reference.

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